                                                                    EXHIBIT 10.8


                         [Form for Standby Purchasers]

================================================================================


                         REGISTRATION RIGHTS AGREEMENT


                                     AMONG


                        ARCH COMMUNICATIONS GROUP, INC.

                                      AND

                               THE OTHER PERSONS
                                SIGNATORY HERETO



                                _________, 199__


================================================================================

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of __________, 199_ (the "Effective Date"), by and among (i) Arch Communications Group, Inc. (the "Company"), (ii) W.R. Huff Asset Management Co., L.L.C. ("Huff"), (iii) Whippoorwill Associates, Inc. ("Whippoorwill"), (iv) Credit Suisse First Boston Corporation ("CSFB"), and (v) The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its General Annuity Separate Account and Northwestern Mutual Series Fund, Inc. - High Yield Bond Portfolio (collectively, "Northwestern"). (Huff, Whippoorwill, CSFB and Northwestern are referred to herein collectively as the "Stockholders.").

                                    RECITALS
                                    --------

     A. A plan of reorganization under Chapter 11 of the United States Bankruptcy Code for MobileMedia Communications, Inc. ("MobileMedia"), MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (the "Plan") was confirmed on _________, 199__ by order of the United States Bankruptcy Court for the District of Delaware in Case Nos. 97-174 (PJW) through and including 97-192 (PJW), and has become effective.

     B. In connection with the Plan, the Company, a wholly owned subsidiary of the Company ("Merger Sub"), Parent and MobileMedia entered into an Agreement and Plan of Merger, dated as of August ___, 1998 (the "Merger Agreement"), pursuant to which MobileMedia has been merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of the Company.

     C. As a result of the Plan and the Merger Agreement and the transactions contemplated thereby, each of the Stockholders has become the Beneficial Owner (as defined below) of (i) shares of Common Stock, par value $.01 per share, of the Company (the "Common Shares"), [(ii) shares of Class B Common Stock, par value $.01 per share, of the Company, which shares are convertible into Common Shares in accordance with their terms (the "Class B Common Shares")],/1/ and
(iii) warrants to purchase Common Shares (the "Warrants"), in each case as indicated on Schedule I hereto.
             ----------

D. In accordance with the Plan and the Merger Agreement, the Company desires to provide for the registration of the sale by the Stockholders of the

________________

/1/ To be included only if Class B Common Shares are actually issued on the Effective Date.

Registrable Securities (as defined below) from time to time, on the terms and subject to conditions set forth below.


     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                I.  DEFINITIONS
                                    -----------

     1.1  Definitions.  For purposes of this Agreement, the following terms have
          -----------
the following meanings:

          (a)  Adelphia Agreement:  Registration Rights Agreement, dated as of
               ------------------
June 29, 1998, by and among the Company, Adelphia Communications Corporation and Lisa-Gaye Shearing, as in effect on the date hereof.

          (b)  Advice:  As defined in Section 6.3.
               ------

          (c)  Affiliate:  As defined in Rule 12b-2 under the Exchange Act.
               ---------

          (d)  Agreement:  As defined in the introductory paragraph hereof.
               ---------

          (e)  Beneficial Owner or Beneficial Ownership: As defined in Rule 13d-
               ----------------------------------------
3 under the Exchange Act.

          [(f) Class B Common Shares:  As defined in Recital C.]/2/
               ---------------------

          (g)  Common Shares:  As defined in Recital C.
               -------------

          (h)  Company:  As defined in the introductory paragraph hereof.
               -------

          (i)  CSFB:  As defined in the introductory paragraph hereof.
               ----

          (j)  Demand Notice:  As defined in Section 3.1.
               -------------

          (k)  Demand Registration:  As defined in Section 3.1.
               -------------------

          (l)  Effective Date:  As defined in the introductory paragraph hereof.
               --------------

          (m)  Exchange Act:  The Securities Exchange Act of 1934, as amended.
               ------------

          (n)  Huff:  As defined in the introductory paragraph hereof.
               ----

__________________

/2/ To be included only if Class B Common Shares are actually issued on the Effective Date.

          (o)  Indemnified Party:  As defined in Section 7.3.
               -----------------

          (p)  Indemnifying Party:  As defined in Section 7.3.
               ------------------

          (q)  Losses:  As defined in Section 7.1.
               ------

          (r)  Merger Agreement:  As defined in Recital B.
               ----------------

          (s)  Merger Sub:  As defined in Recital B.
               ----------

          (t)  MobileMedia:  As defined in Recital A.
               -----------

          (u)  NASDAQ:  As defined in Section 6.1(l).
               ------

          (v)  Northwestern:  As defined in the introductory paragraph hereof.
               ------------

          (w)  Notice:  As defined in Section 3.2(d).
               ------

          (x)  Other Equity Securities:  Any shares of capital stock of the
               -----------------------
Company and any other securities issued by the Company in respect of any Owned Common Shares [or Owned Class B Common Shares]./3/

          (y)  Other Stockholders:  As defined in Section 3.2(e).
               ------------------

          [(z)  Owned Class B Common Shares:  Class B Common Shares owned by a
                ---------------------------
Stockholder, whether acquired on or after the Effective Date, including without limitation those that are acquired by a Stockholder on the Effective Date as contemplated by the Plan and the Merger Agreement (including without limitation pursuant to the Standby Purchase Commitment).]/3/


          (aa) Owned Common Shares:  Common Shares owned by a Stockholder,
               -------------------
whether acquired before, on or after the Effective Date, including without limitation those that are acquired by a Stockholder on the Effective Date as contemplated by the Plan and the Merger Agreement (including without limitation pursuant to the Standby Purchase Commitment).

          (bb) Owned Warrants:  Warrants owned by a Stockholder, whether
               --------------
acquired on or after the Effective Date, including without limitation those that are acquired by a Stockholder on the Effective Date as contemplated by the Plan and the


_________________

/3/ To be included only if Class B Common Shares are actually issued on the Effective Date.

Merger Agreement (including without limitation pursuant to the Standby Purchase Commitment).


          (cc) Permitted Assignee:  With respect to any Stockholder, means (i)
               ------------------
an Affiliate of such Stockholder and (ii) any Person who acquires, in a single transaction, from such Stockholder either (A) Beneficial Ownership of at least 5.0% of the voting power of the Company's outstanding capital stock, calculated as of immediately after such acquisition, or (B) all of the Common Shares with respect to which such Stockholder has Beneficial Ownership, even if such Common Shares constitute less than 5.0% of the voting power of the Company's outstanding capital stock.

          (dd) Person (or person):  Any individual, corporation, general or
               ------------------
limited partnership, joint venture, trust or other entity or association, including without limitation any governmental authority.

          (ee) Piggyback Notice:  As defined in Section 4.1.
               ----------------

          (ff) Piggyback Registration:  As defined in Section 4.1.
               ----------------------

          (gg) Plan:  As defined in Recital A.
               ----

          (hh) Prospectus:  The prospectus included in any Registration
               ----------
Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, all other amendments and supplements to such prospectus (including post-effective amendments), and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          (ii) Registrable Securities:  The Owned Common Shares, [the Owned
               ----------------------
Class B Common Shares, the Common Shares issuable upon conversion of the Owned Class B Common Shares,]/4/ the Owned Warrants, the Common Shares issuable upon exercise of the Owned Warrants and the Other Equity Securities; provided,
                                                                --------
however, that as to any Registrable Securities, such securities will cease to
-------
constitute "Registrable Securities" for purposes of this Agreement if and when
(i) a Registration Statement with respect to the sale of such securities has been declared effective by the Commission and such securities have been sold pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final Prospectus forming part of such Registration Statement, (ii) such securities have been sold in

_________________


/4/ To be included only if Class B Common Shares are actually issued on the Effective Date.

satisfaction of all applicable resale provisions of Rule 144 under the Securities Act, (iii) such securities have been transferred to any person or entity other than a Permitted Assignee, or (iv) such securities may be freely sold publicly without either (A) registration under the Securities Act or (B) compliance with any restrictions (including without limitation restrictions as to volume or manner of sale) under Rule 144 of the Securities Act.


          (jj) Registration Expenses:  As defined in Section 6.4.
               ---------------------

          (kk) Registration Statement:  Any registration statement of the
               ----------------------
Company under the Securities Act (including the Shelf Registration Statement) that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          (ll) Rule 144:  Rule 144 promulgated under the Securities Act, as such
               --------
Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          (mm) SEC:  The Securities and Exchange Commission.
               ---

          (nn) Securities Act:  The Securities Act of 1933, as amended.
               --------------

          (oo) Shelf Registration Statement:  As defined in Section 2.1.
               ----------------------------

          (pp) Stockholder:  As defined in the introductory paragraph hereof.
               -----------
For all purposes hereof, the persons comprising Northwestern will be treated as a single Stockholder and will be required to act jointly to exercise their rights hereunder (with persons holding at least 85% of the aggregate number of Registerable Securities then held by all such persons to control with respect to any such exercise).

          (qq) Underwritten Registration or Underwritten Offering:  A
               --------------------------------------------------
registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          (rr) Warrants:  As defined in Recital C.
               --------

          (ss) Whippoorwill:  As defined in the introductory paragraph hereof.
               ------------

                            II.  SHELF REGISTRATION
                                 ------------------

     2.1  General.  On or before the date of this Agreement, there has become
          -------
effective under the Securities Act a Registration Statement (No. 333-________) relating to the resale, from time to time, of the Registrable Securities owned by the Stockholders as of the Effective Date in accordance with the plan and method of distribution set forth in the Prospectus included in such Registration Statement (the "Shelf Registration Statement").

     2.2  Effective Period.  Subject to Section 5.1, the Company will use its
          ----------------
reasonable best efforts to keep the Shelf Registration Statement continuously effective until the earliest of (a) March 1, 2003 (subject to extension as provided in Section 5.1 and Section 6.3), (b) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution intended by the Stockholders and disclosed in the Prospectus included in the Shelf Registration Statement, and (c) the date on which all Registrable Securities covered by the Shelf Registration Statement have otherwise ceased to be Registrable Securities.

                            III  DEMAND REGISTRATION
                                 -------------------

     3.1  Demand Registration.  (a) At any time and from time to time, each
          -------------------
Stockholder will have the right by written notice delivered to the Company (a "Demand Notice") to require the Company to register (a "Demand Registration"), in accordance with the provisions of the Securities Act, all or any portion of such Stockholder's Registrable Securities; provided, however, that (i) no Demand
                                           --------  -------
Notice may be given prior to 90 days after the effective date of the immediately preceding Demand Registration and (ii) no Demand Notice may be given unless Registrable Securities having an aggregate offering price of at least $1.0 million are to be offered pursuant to such Demand Registration.

          (b) The number of Demand Registrations pursuant to this Section 3.1 will not exceed two for Huff (including its Permitted Assignees), two for Whippoorwill (including its Permitted Assignees), two for CSFB (including its Permitted Assignees), and two for Northwestern (including its Permitted Assignees); provided, however, that in determining the number of Demand
            --------  -------
Registrations to which a Stockholder is entitled, there will be excluded any Demand Registration in which any Registrable Securities requested by a Stockholder to be registered under this Article III are excluded from such Demand Registration pursuant to Section 3.3 hereof.

          (c) Notwithstanding anything to the contrary herein contained, (i) the Company will not be required to effect any Demand Registration pursuant to any Registration Statement other than the Shelf Registration Statement at any time when the Shelf Registration Statement is effective and may be used for the offering or sale proposed to be effected pursuant to such Demand Registration and (ii) the Company will not be required to effect any Demand Registration of an offering or sale that can otherwise be effected in compliance with Rule 144.


          (d) Notwithstanding anything to the contrary herein contained, a registration will not count as a Demand Registration until it has become effective (unless the requesting Stockholder withdraws from such registration all its Registrable Securities and the Company has performed its obligations hereunder (including without limitation under Section 3.2(c)) in all material respects, in which case such registration will count as a Demand Registration unless the requesting Stockholder pays all of the Registration Expenses in connection with such withdrawn registration); provided that, if, after it has
                                              -------- ----
become effective but prior to the distribution of all of the Registrable Securities covered thereby, (i) the offering of Registrable Securities pursuant to such registration is terminated by any stop order, injunction or other order of the SEC or other governmental agency or court or (ii) such registration otherwise is not maintained effective for the period required pursuant to
Section 3.2 hereof, such registration will be deemed not to have been effected and will not count as a Demand Registration.

     3.2  Filing and Effectiveness.  (a)  The Company will file a Registration
          ------------------------
Statement relating to any Demand Registration as soon as practicable (but no later than 60 calendar days after the date on which the Company receives from the Stockholder the Demand Notice relating to such Demand Registration) and will use its best efforts to cause the same to be declared effective by the SEC as soon as practicable (but no later than 120 calendar days after such date).

          (b) All requests made pursuant to Section 3.1(a) will specify (i) the number of Registrable Securities to be registered and (ii) the intended method or methods of disposition thereof. Any offering of Registrable Securities pursuant to a Demand Registration will be in the form of an Underwritten Offering or such other lawful form as the Stockholder delivering the Demand Notice may reasonably specify.

          (c) The Company will use its reasonable best efforts to keep the Registration Statement relating to any Demand Registration continuously effective until the earliest of (i) the date on which all Registrable Securities covered by such Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the Prospectus included on such Registration Statement, (ii) the date on which all Registrable Securities covered by such Registration Statement have otherwise ceased to be Registrable Securities, and (iii) (x) in the case of an Underwritten Offering, 90 days from the effective date of such Registration Statement or (y) in the case of an offering that is not an Underwritten Offering, 180 days from the date of such Registration Statement.

          (d) Within 10 business days after receipt of a Demand Notice, the Company will send written notice thereof (the "Notice") to each Stockholder (other than the Stockholder that delivered the Demand Notice). Subject to
Section 3.3 hereof, the Company will include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within 10 business days after the receipt of the Notice by any such other Stockholder.

          (e) With respect to any Demand Registration, the Company may also provide written notice to holders of its equity securities other than the Stockholders who at the time have piggyback registration rights with respect thereto ("Other Stockholders"), and will, subject to Section 3.3 hereof, permit all such Other Stockholders who request to be included in the Demand Registration to include any or all of their equity securities in such Demand Registration on the same terms and conditions as the Registrable Securities.

     3.3  Priority on Demand Registration.  With respect to any Demand
          -------------------------------
Registration, if the managing underwriter or underwriters of such Underwritten Offering advise the Company and the selling Stockholder or Stockholders that the total amount of Registrable Securities and equity securities of Other Stockholders who have piggyback registration rights and who request to be included in such Demand Registration as contemplated by Section 3.2(e) hereof will in the aggregate materially and adversely affect the success of such Underwritten Offering, then (subject to the rights of Other Stockholders having rights under the Adelphia Agreement): (i) first, the amount of equity securities of such Other Stockholders will be reduced to zero if necessary (pro rata among such Other Stockholders on the basis of the amount of such equity securities requested to be included therein by each such holder) and (ii) second, the amount of Registrable Securities of all Stockholders who have requested to have Registrable Securities included in the Demand Registration will be reduced (pro rata among such Stockholders on the basis of the amount of such Registrable Securities requested to be included therein by each such Stockholder) so that, after such reduction, there will be included in such Underwritten Offering the amount of securities that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering.

     3.4  Postponement of Demand Registration.  The Company will be entitled to
          -----------------------------------
postpone by written notice to the Stockholders the filing period (or suspend the effectiveness) of any Demand Registration for a reasonable period of time not in excess of 90 calendar days, if the Board of Directors of the Company determines, in the good faith exercise of its reasonable business judgment, that such registration would (i) materially interfere with bona fide financing plans of
                                                 ---- ----
the Company or (ii) require disclosure of information not otherwise required to be disclosed, the disclosure of which could materially and adversely affect the Company; provided, however, that the Company will not be entitled to exercise
         --------  -------
its rights under this

Section 3.4 more than twice in any 360-day period. If the Company postpones the filing of a Registration Statement, it will promptly notify the selling Stockholder or Stockholders in writing when the events or circumstances permitting such postponement have ended.

     3.5  Registration of Securities Other than Registrable Securities.  Without
          ------------------------------------------------------------
the written consent of each Stockholder that then holds Registrable Securities, the Company will not after the date hereof grant to any person the right to require the Company to register, in accordance with the provisions of the Securities Act, any securities of the Company, unless the rights so granted, if exercised, would not violate the provisions of this Agreement.

                          IV.  PIGGYBACK REGISTRATION
                               ----------------------

     4.1  Right to Piggyback.  If at any time the Company proposes to file a
          ------------------
registration statement under the Securities Act with respect to an offering of any class of equity securities (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto or (ii) filed solely in connection with an offering made solely to employees of the Company), whether or not for its own account, then the Company will give written notice (the "Piggyback Notice") of such proposed filing to the Stockholders at least 30 calendar days before the anticipated filing date. Such notice will offer the Stockholders the opportunity to register such amount of Registrable Securities as each Stockholder may request (a "Piggyback Registration"). Subject to Section 4.2 hereof, the Company will include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 calendar days after the receipt of the Piggyback Notice. The Stockholders will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the third calendar day immediately preceding the effective date of such Piggyback Registration.

     4.2  Priority on Piggyback Registrations.  The Company will cause the
          -----------------------------------
managing underwriter or underwriters of a proposed Underwritten Offering to permit the Stockholders that have requested Registrable Securities to be included in the Piggyback Registration for such offering to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises the Company and the selling Stockholder or Stockholders that the total amount of securities that the Company, such Stockholders and any other persons having rights to participate in such Piggyback Registration propose to include in such offering is such as to materially and adversely affect the success of such Underwritten Offering, then (subject to the rights of Other Stockholders having rights under the Adelphia Agreement):

          (a) if such Piggyback Registration is a primary registration by the Company for its own account, the Company will include in such Piggyback
Registration: (i) first, all securities to be offered by the Company and (ii) second, up to the full amount of securities requested to be included in such Piggyback Registration by the Stockholders and Other Stockholders having rights to participate in such Piggyback Registration (allocated pro rata among such Stockholders and Other Stockholders on the basis of the amount of securities requested to be included therein by each such Stockholder or Other Stockholder) so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering; and

          (b) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company other than the Stockholders, the Company will include in such registration: (i) first, all securities of the persons exercising "demand" registration rights requested to be included therein (including without limitation the person who demands registration and any persons who are entitled to participate in such Piggyback Registration pursuant to the same agreement as the person demanding such Piggyback Registration) and (ii) second, up to the full amount of securities requested to be included in such Piggyback Registration by the Stockholders and Other Stockholders having rights to participate in such Piggyback Registration (allocated pro rata among such Stockholders and Other Stockholders on the basis of the amount of securities requested to be included therein by each such Stockholder or Other Stockholder) so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the written opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering.

                            V.  RESTRICTIONS ON SALE
                                --------------------

     5.1  Restrictions on Sale by Stockholders.  Each Stockholder whose
          ------------------------------------
Registrable Securities are covered by a Registration Statement filed pursuant to
Article II, Article III or Article IV hereof agrees that, if such Stockholder is so requested (pursuant to a timely written notice) by the managing underwriter or underwriters in any Underwritten Offering by the Company for its own account, not to effect any public or private sale or distribution of any Registrable Securities (except as part of such Underwritten Offering), including a sale pursuant to Rule 144, during the 10 calendar day period prior to, and during the 90 calendar day period beginning on, the closing date of such Underwritten Offering; provided, however, that the foregoing shall not apply to any
          --------  -------
Stockholder that is the Beneficial Owner of less than 4.0% of the outstanding Common Shares. If a request is made pursuant to this Article V, the time period during which the Shelf Registration Statement is required to remain continuously effective pursuant to Section 2.2 will be extended by 100 calendar days or such shorter period that will terminate when all Registrable

Securities included therein have been sold thereunder in accordance with the plan and method of distribution intended by the Stockholders and disclosed in the Prospectus included therein or all Registrable Securities covered by the Shelf Registration Statement have otherwise ceased to be Registrable Securities. In the event of such a request, the Company may impose, during such period, appropriate stop-transfer instructions with respect to the Registrable Securities subject to such restrictions.

     5.2  Restrictions on Sale by the Company and Others.  The Company, if so
          ----------------------------------------------
requested (pursuant to a timely written notice) by the managing underwriter or underwriters in any Underwritten Offering pursuant to a Demand Registration, will not effect any registration of its equity securities (other than a registration statement on Form S-4, S-8 or any successor forms thereto), or effect any public or private sale or distribution of any of its securities (other than in connection with a business combination or acquisition transaction in which the recipients of its equity securities agree to a restriction no less restrictive than those contained in this Section 5.2), including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of its equity securities (other than pursuant to and in accordance with this Agreement), from the date of a request to register Registrable Securities pursuant to and in accordance with Article III hereof in connection with such Underwritten Offering until 90 days after the effective date of such Demand Registration. The Company will cause each holder of its equity securities acquired from the Company at any time on or after the date of this Agreement other than in a registered public offering or pursuant to the Plan or the Merger Agreement (provided such acquisition involves an amount of securities equal to at least 1% of such class of securities) to agree not to effect any public or private sale or distribution of any such securities during such period, including a sale pursuant to Rule 144.

                          VI.  PROCEDURES AND EXPENSES
                               -----------------------

     6.1  Registration Procedures.  In connection with the Company's
          -----------------------
registration obligations pursuant to Article II, Article III and Article IV hereof, the Company will effect such registrations to permit the sale of Registrable Securities by a Stockholder in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as promptly as reasonably practicable:

          (a) Prepare and file with the SEC a Registration Statement or Registration Statements on an appropriate form under the Securities Act available for the sale of the Registrable Securities by the selling Stockholder in accordance with the intended method or methods of distribution thereof; provided, however, that the Company (i) will, before filing, furnish to the
--------  -------
selling Stockholder, its counsel and the managing underwriter or underwriters, if any, copies of the Registration Statement or Prospectus proposed to be filed, which documents will be subject to the review of such Stockholder, its counsel and such underwriters, (ii) will provide such Persons with a reasonable opportunity to review and comment on such Registration Statement or Prospectus, and (iii) will not file any such Registration Statement or Prospectus to which the selling Stockholder, its counsel or such underwriter, if any, shall reasonably object within three business days after the receipt thereof.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2.2 or Section 3.2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the selling Stockholder set forth in such Registration Statement as so amended, or in such Prospectus as so supplemented.

          (c) Promptly notify the selling Stockholder, its counsel and the managing underwriter or underwriters, if any, orally (with subsequent written confirmation) (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of any event which makes any statement made in such Registration Statement or Prospectus untrue in any material respect or which requires the making of any changes in a Registration Statement or Prospectus or other documents so that, (A) in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date.

          (e) If requested by the managing underwriter or underwriters, if any, or the selling Stockholder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, and such selling Stockholder agree should be included therein under applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that
                                                        --------  -------
the Company will not be required to take any actions under this Section 6.1(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

          (f) Furnish to the selling Stockholder, its counsel and each managing underwriter, if any, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits).

          (g) Deliver to the selling Stockholder, its counsel and the underwriter or underwriters, if any, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary Prospectus) and any amendment or supplement thereto as such persons may reasonably request and, by such delivery, the Company will be deemed to have consented to the use of such Prospectus or such amendment or supplement thereto by the selling Stockholder and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, to register or qualify, or cooperate with the selling Stockholder, the underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the selling Stockholder or underwriter or underwriters reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the
                                                  --------  -------
Company will not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to general service of process in any jurisdiction in which it is not then so subject.

          (i) Cooperate with the selling Stockholder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends; and cause such certificates to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters.

          (j) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, including such as may be required solely as a consequence of the nature of the selling Stockholder's business.

          (k) As promptly as practicable upon the occurrence of any event contemplated by Section 6.1(c)(v) or 6.1(c)(vi) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or (ii) authorized to be quoted on The Nasdaq Stock Market ("NASDAQ") and on the Nasdaq National Market of NASDAQ if the securities qualify to be so quoted; in each case, if requested by the selling Stockholder or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Demand Registration, (i) engage an appropriate transfer agent and provide such transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities.

          (n) Enter into such agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by the selling Stockholder or, in the event of an Underwritten Offering, those reasonably requested by the managing underwriter or underwriters) reasonably necessary or desirable to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the selling Stockholder and the underwriter or underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement or Prospectus, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the selling Stockholder) addressed to the selling Stockholder and the underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the selling Stockholder and underwriter or underwriters, if any, including without limitation the matters referred to in Section 6.1(n)(i) hereof, (iii) use its best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the selling Stockholder and each of the underwriter or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with Underwritten Offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the selling Stockholder, its counsel or the managing underwriter or underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.

          (o) Make available for inspection by a representative of the selling Stockholder, any underwriter, and any attorney or accountant retained by such selling Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that
           --------  -------
are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available (other than by reason of breach of this confidentiality provision), (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquires of regulatory authorities, or (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law or regulation (including without limitation pursuant to the requirements of the Securities Act or regulations promulgated thereunder); provided, however, that, in the case of subsections
                         --------  -------
(ii) and (iii) hereof, prior to making such disclosure the Stockholder will advise and consult with the Company and its counsel as to such disclosure and the nature and wording of such disclosure and will use its reasonable best efforts to obtain confidential treatment therefor.

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover such 12-month period.

     6.2. Information from Stockholder.  (a) The Company may require each
          ----------------------------
selling Stockholder that has requested inclusion of its Registrable Securities in any Registration Statement to furnish to the Company such information regarding the Stockholder and its plan and method of distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing. The Company may refuse to proceed with the registration of such selling Stockholder's Registrable Securities if such selling Stockholder unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (b) Each selling Stockholder will as expeditiously as possible (i) notify the Company of the occurrence of any event that makes any statement made in a Registration Statement or Prospectus regarding such selling Stockholder untrue in any material respect or that requires the making of any changes in a Registration Statement or Prospectus so that, in such regard, (A) in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus as contemplated by Section 6.1(k).

          (c) With respect to any Registration Statement for an Underwritten Offering, the inclusion of a Stockholder's Registrable Securities therein will be conditioned upon such Stockholder's participation in such Underwritten Offering and the execution and delivery by such Stockholder of an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings.

     6.3. Suspension of Disposition.  Each selling Stockholder will be deemed to
          -------------------------
have agreed that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6.1(c)(ii), 6.1(c)(iii), 6.1(c)(iv), 6.1(c)(v) or 6.1(c)(vi) hereof, such Stockholder will discontinue disposition of Registrable Securities covered by a Registration Statement or Prospectus until such Stockholder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.1(k) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the time period prescribed in Section 3.2(c) hereof will be extended by the number of days during the time period from the date of the giving of such notice to the date when such selling Stockholder shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6.1(k) hereof or (y) the Advice and any such additional or supplemental filings referred to above.

     6.4. Registration Expenses.   (a) All fees and expenses incurred by the
          ---------------------
Company in complying with Articles II, III, IV and VI hereof ("Registration Expenses") will be borne by the Company. Such fees and expenses will include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters and selling Stockholder in connection with blue sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriter or underwriters, if any, or the Selling Stockholder may designate)), (ii) printing expenses (including without limitation the expenses of printing certificates for securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the selling Stockholder), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) reasonable fees and disbursements of one counsel for all selling Stockholders collectively (which counsel, in the case of a Demand Registration, will be selected by the Stockholder that delivers the Demand Notice relating to the Registration

Statement for which Registration Expenses are being incurred and, in all other cases, will be selected by Stockholders holding a majority of the Registrable Securities sought to be included in the Registration Statement), (vi) reasonable fees and disbursements of all independent certified public accountants referred to in Section 6.1(n)(iii) hereof (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vii) reasonable fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 2720(c) of the Conduct Rules of the National Association of Securities Dealers, Inc., and (viii) reasonable fees and expenses of all other persons retained by the Company. In addition, the Company will pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange, if any, on which similar securities issued by the Company are then listed or the quotation of such securities on the NASDAQ.

          (b) Notwithstanding anything to the contrary herein contained, all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities will be borne by the Stockholder owning such Registrable Securities.

          (c) Notwithstanding anything to the contrary herein contained, each selling Stockholder may have its own separate counsel in connection with the registration of any of its Registrable Securities, which counsel may participate therein to the full extent provided herein; provided, however, that all fees and
                                            --------  -------
expenses of such separate counsel will be paid for by such selling Stockholder.

     6.5. Selection of Underwriter.  The investment banker or investment bankers
          ------------------------
and manager or managers that will manage any Demand Registration offering will be jointly selected by the Company and the selling Stockholder that gave the original Demand Notice in connection with such Demand Registration.

                             VII. INDEMNIFICATION
                                  ---------------

     7.1. Indemnification by the Company.  The Company will indemnify and hold
          ------------------------------
harmless, to the fullest extent permitted by law, each Stockholder owning Registrable Securities registered pursuant to this Agreement, its officers, directors, trustees, agents and employees, each person who controls such Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, trustees, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by or on behalf of such Stockholder expressly for use therein; provided, however, that the Company will
                                       --------  -------
not be liable to any Stockholder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (i) (A) such Stockholder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Stockholder of a Registrable Security to the person asserting the claim from which such Losses arise and (B) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or
(ii) such untrue statement or alleged untrue statement or such omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and such Stockholder thereafter failed to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

     7.2. Indemnification by Stockholders.  Each Stockholder will indemnify and
          -------------------------------
hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the directors, officers, agents and employees of any such controlling person, from and against all Losses, as incurred, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with information so furnished in writing by or on behalf of such Stockholder to the Company expressly for use in such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any Stockholder hereunder be greater in amount than the dollar amount of the proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     7.3. Conduct of Indemnification Proceedings.  If any person shall become
          --------------------------------------
entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party will give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any action or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify
                              --------  -------
the

Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. If such an action or proceeding is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the Indemnified Party promptly after receiving the notice referred to in the immediately preceding sentence, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party will have the right to employ its own counsel in any such case, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall not have employed counsel (reasonably satisfactory to the Indemnified Party) to take charge of such action or proceeding within a reasonable time after notice of commencement thereof, or (iii) the Indemnified Party reasonably shall have concluded that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party which, if the Indemnifying Party and the Indemnified Party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of defenses available to the Indemnified Party. If any of the events specified in clause (i), (ii) or (iii) of the immediately preceding sentence are applicable, then the fees and expenses of separate counsel for the Indemnified Party shall be borne by the Indemnifying Party. If, in any case, the Indemnified Party employs separate counsel, the Indemnifying Party will not have the right to direct the defense of such action or proceeding on behalf of the Indemnified Party. All fees and expenses required to be paid to the Indemnified Party pursuant to this Section 7 will be paid periodically during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the Indemnifying Party in respect of any particular Loss that is incurred. Notwithstanding anything to the contrary contained in this Section 7.3, an Indemnifying Party will not be liable for the settlement of any action or proceeding effected without its prior written consent. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Article VII, unless such judgment, settlement or other termination provides solely for the payment of money and includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

     7.4. Contribution, Etc.  (a) If the indemnification provided for in this
          -----------------
Article VII is unavailable to an Indemnified Party under Section 7.1 or 7.2 hereof in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, will, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnifying Parties or such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

          (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything contained in this Section 7.4 to the contrary, an Indemnifying Party that is a selling Stockholder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities were sold by such selling Stockholder to the public exceeds the amount of any damages which such selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (c) The provisions of this Article VII will survive indefinitely, notwithstanding any transfer of the Registrable Securities by any Stockholder.

                                VIII.  RULE 144
                                       --------

          The Company will file all reports required to be filed by it under the Securities Act and the Exchange Act, and will cooperate with any Stockholder (including without limitation by making such representations as any such Stockholder may reasonably request), all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such filing requirements.

                              IX.  MISCELLANEOUS
                                   -------------

     9.1. Notices.  All notices, requests, claims, demands and other
          -------
communications hereunder shall be in writing and shall be given or made by delivery in person, by courier service, by facsimile transmission or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.1):

          (a)  If to the Company:

               Arch Communications Group, Inc.
               1800 West Park Drive, Suite 250
               Westborough, MA  01581
               Attention:  J. Roy Pottle
               Fax No.:    (508) 366-0846

               with a copy to:

               Hale and Dorr L.L.P.
               60 State Street
               Boston, MA  02109
               Attention:  David A. Westenberg
               Fax No.:    (617) 526-5000

          (b) If to a Stockholder, to the following respective addresses thereof:

               (i)  Huff:                     (iii)  CSFB:
                    ----                             ----
               W.R. Huff Asset                Credit Suisse First
                 Management Co., L.L.C.             Boston Corporation
               67 Park Place, 9th Floor       11 Madison Avenue
               Morristown, New Jersey 07960   New York, New York  10010
               Attention: ________________    Attention:  David J. Matlin
               Fax No.:  (___) ___-____       Alex Lagetko
                                              Fax No.:  (212) 325-8290

               with a copy to:                with a copy to:

               ______________________         Cadwalader, Wickersham & Taft
               ______________________         100 Maiden Lane
               ______________________         New York, New York  10038
               Attention:  _____________      Attention:  Michael J. Sage
               Fax No.:  (___) ___-____       Fax No.:  (212) 504-6666

               (ii)  Whippoorwill:            (iv)  Northwestern:
                     ------------                   ------------
               Whippoorwill Associates, Inc.  The Northwestern Mutual Life
               11 Martine Avenue                  Insurance Company
               White Plains, New York 10606   720 E. Wisconsin Avenue
               Attention:  _____________      Milwaukee, Wisconsin  53202
               Fax No.:  (___) ___-____       Attention:  Securities Department
                                              Fax No.:  (414) 299-7124


               with a copy to:                with a copy to:

               ______________________         The Northwestern Mutual Life
               ______________________            Insurance Company
               ______________________         720 E. Wisconsin Avenue
               ______________________         Milwaukee, Wisconsin  53202
               Attention:  _____________      Attention:  Law Department
               Fax No.:  (___) ___-____       Fax No.:  (414) 299-7016

All such notices and communications will be deemed to have been delivered or given: upon delivery, if personally delivered; one business day after being dispatched, if dispatched by same-day or next-day courier guaranteeing timely delivery; when receipt acknowledged, if sent by facsimile transmission; and five business days after being deposited in the mail, if mailed.

     9.2. Assignment.  Neither this Agreement nor the rights and obligations
          ----------
hereunder may be assigned by operation of law or otherwise (except that this Agreement and rights and obligations hereunder may be assigned by any Stockholder to a Permitted Assignee thereof, whereupon such Permitted Assignee shall be deemed to be a Stockholder and a party hereto for all purposes of this Agreement). Notwithstanding the foregoing, nothing herein contained shall restrict the right of any Stockholder to transfer securities of the Company held by it.

     9.3. No Third-Party Beneficiaries.  This Agreement will be binding upon and
          ----------------------------
inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     9.4. Entire Agreement.  This Agreement constitutes the entire agreement of
          ----------------
the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

     9.5.  No Inconsistent Agreements.  Except for the Adelphia Agreement, the
           --------------------------
Company does not have, as of the Effective Date, and will not, on or after the Effective Date, enter into, any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders in this Agreement or otherwise conflicts with the provisions hereof.

     9.6.  Amendment and Waiver.  This Agreement may not be amended or modified
           --------------------
or any provision hereof waived except by an instrument in writing signed by or on behalf of each party. Notwithstanding anything contained herein to the contrary, a waiver that does not adversely affect all of the parties hereto may be executed by only the adversely affected party or parties.

     9.7.  Headings.  The descriptive headings contained in this Agreement are
           --------
for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.8.  Certain Interpretative Matters and Definitions.  Unless the context
           ----------------------------------------------
otherwise requires, (i) all references to Articles, Sections, or Schedules are to Articles, Sections, or Schedules of this Agreement, (ii) each term defined in this Agreement has the meaning assigned to it, (iii) all uses of "herein," "hereto," "hereof" and words similar thereto in this Agreement refer to this Agreement in its entirety, and not solely to the Article, Section, or provision in which it appears, (iv) "or" is disjunctive but not necessarily exclusive, and
(v) words in the singular include the plural and vice versa.
                                                 ---- -----

     9.9.  Severability.  If any term or other provision of this Agreement is
           ------------
invalid, illegal or incapable of being enforced under any law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.

     9.10. Governing Law.  This Agreement will be governed by, and construed in
           -------------
accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state.

     9.11. Specific Performance.  The parties hereto agree that irreparable
           --------------------
damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties will be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     9.12. Attorneys' Fees.  In any action or proceeding brought to enforce any
           ---------------
provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party will be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

     9.13. Further Assurances.  The parties hereto will do such further acts and
           ------------------
things necessary to ensure that the terms of this Agreement are carried out and observed.

     9.14. Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which together will constitute one and the same agreement.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.


                            ARCH COMMUNICATIONS GROUP, INC.

                            By:  _____________________________
                            Name: ____________________________
                            Title: ___________________________


                            W.R. HUFF ASSET MANAGEMENT CO., L.L.C.

                            By:  _____________________________
                            Name: ____________________________
                            Title: ___________________________


                            WHIPPOORWILL ASSOCIATES, INC.

                            By:  _____________________________
                            Name: ____________________________
                            Title: ___________________________


                            CREDIT SUISSE FIRST BOSTON CORPORATION

                            By:  _____________________________
                            Name: ____________________________
                            Title: ___________________________


                            THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                            By:  _____________________________
                            Name: ____________________________
                            Its Authorized Representative

                            THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

                            By: NORTHWESTERN INVESTMENT
                                MANAGEMENT COMPANY

                            By:  _____________________________
                            Name: ____________________________
                            Title: ___________________________


                            NORTHWESTERN MUTUAL SERIES FUND, INC. FOR THE HIGH YIELD BOND PORTFOLIO

                            By:  _____________________________
                            Name: ____________________________
                            Title: ___________________________

                                                                      SCHEDULE I
                                                                      ----------

                               INITIAL OWNERSHIP
                               -----------------


                                                              [Number of
                                                   Number of   Class B
                                                    Common      Common    Number of
                Stockholder                         Shares    Shares]/5/  Warrants
                -----------                        ---------  ----------  ---------
W.R. Huff Asset Management Co., L.L.C.

Whippoorwill Associates, Inc. ...................

Credit Suisse First Boston Corporation ..........

The Northwestern Mutual Life Insurance
Company .........................................

The Northwestern Mutual Life Insurance
Company for its Group Annuity Separate
Account .........................................

Northwestern Mutual Series Fund, Inc. for the
High Yield Bond Portfolio .......................



______________________

/5/ To be included only if Class B Common Shares are actually issued on the Effective Date